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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2005


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                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


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           Delaware                    0-22818              22-3240619
(State or other jurisdiction         (Commission         (I.R.S. Employer
      of incorporation)              File Number)       Identification No.)

                    58 South Service Road, Melville, NY 11747
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 730-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     The Board of Directors of the Company has authorized the repurchase of up to one million shares of Common Stock of the Company pursuant to the Company's Common Stock repurchase program, subject to the limitations in the Company's amended and restated credit agreement (the "Credit Agreement"). The Credit Agreement, which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated April 22, 2004, limits the aggregate payment for repurchases of the Company's shares to $20 million plus 25% of the cumulative Consolidated Net Income (Net Loss) (as defined in the Credit Agreement) since January 1, 2004. Between January 1, 2004 and March 31, 2005, the Company repurchased 139,040 shares at an aggregate cost of $2,539,471. At the current trading price of approximately $17.94 per share, the full authorized amount of one million shares may be acquired within the limitations in the Credit Agreement. This authorization supersedes all previous Board authorizations to repurchase shares of Common Stock.

     The purchases may be made, at management's discretion, through open market purchases, block purchases and privately negotiated transactions. Purchases may occur from time to time.

     The Board of Directors approved the repurchase program because of the Company's belief that the Company's shares are undervalued in relation to its performance. The Board may change the authorized amount of repurchases at any time.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 18, 2005

                                     THE HAIN CELESTIAL GROUP, INC.
                                         (Registrant)


                                     By:  /s/ Ira J. Lamel
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                                          Name:   Ira J. Lamel
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer